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                                                                      Exhibit 24




                                POWER OF ATTORNEY
                         DIRECTORS OF GLB BANCORP, INC.

         Know all men by these presents that each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint Richard T. Flenner, Jr., Cheryl J. Mihitsch and Andrew L. Meinhold, or any one of them acting alone, his true and lawful attorney with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as director or officer, or both, of GLB Bancorp, Inc., an Ohio corporation (the "Company"), to a Registration Statement on Form S-1, Form SB-2 or other form registering common stock of the Company under the Securities Act of 1933, and to any and all amendments, post-effective amendments and exhibits to that Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he might or could do if personally present, and hereby ratifying and confirming all that said attorney-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed at Mentor, Ohio, this 17 day of March, 1998.



/s/ Richard T. Flenner, Jr.                 /s/ Jerome T. Osborne
------------------------------              ---------------------------------
Richard T. Flenner, Jr.                     Jerome T. Osborne


/s/ James V. Fryan                          /s/ Richard M. Osborne
------------------------------              ---------------------------------
James V. Fryan                              Richard M. Osborne


                                            /s/ Edward R. Pike
------------------------------              ---------------------------------
George C. Lott                              Edward R. Pike


/s/ George X. Mechir                        /s/ Thomas J. Smith
------------------------------              ---------------------------------
George X. Mechir                            Thomas J. Smith


/s/ Marian Rose Nathan                      /s/ Joseph T. Svete
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Marian Rose Nathan                          Joseph T. Svete


                                            /s/ Thomas E. Wheeler
                                            ---------------------------------
                                            Thomas E. Wheeler